UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2013

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification No.)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 12, 2013, Molina Healthcare, Inc. (the “Company”) issued a press release announcing it has priced its private offering of $450 million aggregate principal amount of cash convertible senior notes due 2020.  The Company also granted the initial purchasers of the notes an option to purchase up to an additional $100 million aggregate principal amount of the notes, solely to cover over-allotments, if any.  The notes are being offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The full text of the press release is attached as Exhibit 99.1.

Item  9.01  Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc. issued February 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: February 12, 2013	By /s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President—General
Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc. issued February 12, 2013.